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                                                             Exhibit 10.34
                                                            [EXECUTION COPY]



                              FOURTH AMENDMENT TO
                       CREDIT AGREEMENT AND AMENDMENT TO
                        U.S. BORROWER SECURITY AGREEMENT

    THIS FOURTH AMENDMENT, dated as of August 23, 1996 (this "Amendment"), to the Credit Agreement referred to below (and to the U.S. Borrower Security Agreement referred to hereinbelow) is entered into among AAF-McQUAY INC. (formerly known as SnyderGeneral Corporation), a Delaware corporation (the "U.S. Borrower"), the Lenders parties hereto, THE BANK OF NOVA SCOTIA ("Scotiabank") and BANK BUMIPUTRA MALAYSIA BERHAD, NEW YORK BRANCH as the managing agents (collectively referred to as the "Managing Agents") for the Lenders, and Scotiabank as the administrative agent (the "Administrative Agent") for the Lenders.

                              W I T N E S S E T H:

    WHEREAS, the U.S. Borrower, the Lenders and the Agents have heretofore entered into the Credit Agreement, dated as of July 21, 1994 (together with all Exhibits, Schedules and attachments thereto, in each case as amended or otherwise modified prior to the date hereof, the "Credit Agreement");

    WHEREAS, in connection with the Credit Agreement the U.S. Borrower was required to execute and deliver that certain U.S. Borrower Security Agreement, dated as of July 21, 1994 (as amended or otherwise modified prior to the date hereof, the "U.S. Borrower Security Agreement");

    WHEREAS, the U.S. Borrower has requested the Lenders and the Agents to amend the Credit Agreement and the U.S. Borrower Security Agreement in certain respects as set forth below; and

    WHEREAS, the Lenders and the Agents are willing, on and subject to the terms and conditions set forth below, to amend the Credit Agreement in certain respects as provided below (the Credit Agreement, as amended pursuant to the terms of this Amendment, being referred to as the "Amended Credit Agreement") and amend the U.S. Borrower Security Agreement as provided in Subpart 2.4 below;

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    NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the U.S. Borrower, the Lenders and the Agents hereby agree as follows:

PART I

                                  DEFINITIONS

    SUBPART 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

    "Administrative Agent" is defined in the preamble.

    "Amended Credit Agreement" is defined in the fourth recital.

    "Amendment" is defined in the preamble.

    "Amendment No. 4" is defined in Subpart 3.1.

    "Credit Agreement" is defined in the first recital.

    "Fourth Amendment Effective Date" is defined in Subpart 3.1.

    "Managing Agents" is defined in the preamble.

    "Scotiabank" is defined in preamble.

    "U.S. Borrower" is defined in the preamble.

    "U.S. Borrower Security Agreement" is defined in the second recital.

    SUBPART 1.2. Other Definitions. Terms for which meanings are provided in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

                                    PART II

                               AMENDMENTS TO THE
                                CREDIT AGREEMENT


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    Effective on (and subject to the occurrence of) the Fourth Amendment
Effective Date, the Credit Agreement is hereby amended in accordance with this
Part II and the U.S. Borrower Security Agreement is hereby amended in accordance with Subpart 2.4; except as so amended or modified by this Amendment, the Credit Agreement and the U.S. Borrower Security Agreement shall continue in full force and effect.

    SUBPART 2.1. Amendments to Article I. Article I of the Credit Agreement is hereby amended in accordance with Subparts 2.1.1 and 2.1.2.

    SUBPART 2.1.1. Section 1.1 ("Defined Terms") of the Credit Agreement is hereby amended by inserting in such Section the following definitions in the appropriate alphabetical order:

         "Fourth Amendment" means the Fourth Amendment to Credit Agreement and Amendment to U.S. Borrower Security Agreement, dated as of August 23, 1996, among the U.S. Borrower, the Lenders parties thereto and the Agents.

         "Fourth Amendment Effective Date" is defined in Subpart 3.1 of the Fourth Amendment.

    SUBPART 2.1.2. Section 1.1 of the Credit Agreement is hereby further amended as follows:

    (a) The definition of "Applicable Base Rate Margin" is hereby amended in its entirety to read as follows:

         "Applicable Base Rate Margin" means, with respect to any Revolving Loan, Swing Line Loan or Term-A Loan made or maintained as a Base Rate Loan on or after the Fourth Amendment Effective Date, a per annum rate of interest determined by reference to the Leverage Ratio and Interest Coverage Ratio, in each case as indicated in the Compliance Certificate most recently delivered pursuant to clause (c) of Section 7.1.1, equal to:

              (a) 0% if the Leverage Ratio is less than 3.0:1 and the Interest Coverage Ratio is greater than 4.0:1;

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              (b)  .25% if the Leverage Ratio is less than 3.5:1 and the
         Interest Coverage Ratio is greater than 3.5:1 and the foregoing clause (a) does not apply;

              (c) .375% if the Leverage Ratio is less than 3.75:1 and the Interest Coverage Ratio is greater than 3.25:1 and the foregoing clauses (a) and (b) do not apply;

              (d) .50% if the Leverage Ratio is less than 4.0:1 and the Interest Coverage Ratio is greater than 3.0:1 and the foregoing clauses (a), (b) and (c) do not apply;

              (e) .625% if the Leverage Ratio is less than 4.25:1 and the Interest Coverage Ratio is greater than 2.75:1 and the foregoing clauses (a), (b), (c) and (d) do not apply; and

              (f) .875% if the Leverage Ratio is greater than or equal to 4.25:1 or the Interest Coverage Ratio is less than or equal to 2.75:1;

    provided, that, the Applicable Base Rate Margin shall only be decreased from the then existing Applicable Base Rate Margin if each of the Interest Coverage Ratio and Leverage Ratio (as reflected in the most recently delivered Compliance Certificate) is contained within the ranges set forth in the same clause (a), (b), (c), (d) or (e) above; provided, further, that, in the event the U.S. Borrower fails to deliver a Compliance Certificate within 45 days after the end of any Fiscal Quarter as required pursuant to clause (c) of Section 7.1.1, the Applicable Base Rate Margin from and including the 46th day after the end of such Fiscal Quarter to but not including the date the U.S. Borrower delivers to the Administrative Agent a Compliance Certificate shall conclusively be equal to .875%.

    (b) The definition of "Applicable L/C Rate Margin" is hereby amended in its entirety to read as follows:

         "Applicable L/C Rate Margin" means, with respect to any Letter of Credit, on or at any time after the Fourth Amendment Effective Date, a per annum rate determined by

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

    reference to the Leverage Ratio and Interest Coverage Ratio, in each case as indicated in the Compliance Certificate most recently delivered pursuant to clause (c) of Section 7.1.1, equal to:

              (a) 1.0% if the Leverage Ratio is less than 3.0:1 and the Interest Coverage Ratio is greater than 4.0:1;

              (b) 1.25% if the Leverage Ratio is less than 3.5:1 and the Interest Coverage Ratio is greater than 3.5:1 and the foregoing clause (a) does not apply;

              (c) 1.375% if the Leverage Ratio is less than 3.75:1 and the Interest Coverage Ratio is greater than 3.25:1 and the foregoing clauses (a) and (b) do not apply;

              (d) 1.50% if the Leverage Ratio is less than 4.0:1 and the Interest Coverage Ratio is greater than 3.0:1 and the foregoing clauses (a), (b) and (c) do not apply;

              (e) 1.625% if the Leverage Ratio is less than 4.25:1 and the Interest Coverage Ratio is greater than 2.75:1 and the foregoing clauses (a), (b), (c) and (d) do not apply;

              (f) 1.875% if the Leverage Ratio is greater than or equal to 4.25:1 or the Interest Coverage Ratio is less than or equal to 2.75:1;

    provided, that, the Applicable L/C Rate Margin shall only be decreased from the then existing Applicable L/C Rate Margin if each of the Interest Coverage Ratio and Leverage Ratio (as reflected in the most recently delivered Compliance Certificate) is contained within the ranges set forth in the same clause (a), (b), (c), (d) or (e) above; provided, further, that, in the event the U.S. Borrower fails to deliver a Compliance Certificate within 45 days after the end of any Fiscal Quarter as required pursuant to clause (c) of Section 7.1.1, the Applicable L/C Rate Margin from and including the 46th day after the end of such Fiscal quarter to but not including the date the U.S. Borrower delivers to

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    the Administrative Agent a Compliance Certificate shall conclusively be equal to 1.875%.

    (c) The definition of "Applicable LIBO Rate Margin" is hereby amended in its entirety to read as follows:

         "Applicable LIBO Rate Margin" means, with respect to any Revolving Loan, Swing Line Loan or Term-A Loan made or maintained as a LIBO Rate Loan on or after the Fourth Amendment Effective Date, a per annum rate of interest determined by reference to the Leverage Ratio and Interest Coverage Ratio, in each case as indicated in the Compliance Certificate most recently delivered pursuant to clause (c) of Section 7.1.1, equal to:

              (a) 1.0% if the Leverage Ratio is less than 3.0:1 and the Interest Coverage Ratio is greater than 4.0:1;

              (b) 1.25% if the Leverage Ratio is less than 3.5:1 and the Interest Coverage Ratio is greater than 3.5:1 and the foregoing clause (a) does not apply;

              (c) 1.375% if the Leverage Ratio is less than 3.75:1 and the Interest Coverage Ratio is greater than 3.25:1 and the foregoing clauses (a) and (b) do not apply;

              (d) 1.50% if the Leverage Ratio is less than 4.0:1 and the Interest Coverage Ratio is greater than 3.0:1 and the foregoing clauses (a) ,(b) and (c) do not apply;

              (e) 1.625% if the Leverage Ratio is less than 4.25:1 and the Interest Coverage Ratio is greater than 2.75:1 and the foregoing clauses (a), (b), (c) and (d) do not apply; and

              (f) 1.875% if the Leverage Ratio is greater than or equal to 4.25:1 or the Interest Coverage Ratio is less than or equal to 2.75:1;

    provided, that, (x) the Applicable LIBO Rate Margin shall not apply to Swing Line Loans and (y) the Applicable LIBO Rate Margin shall only be decreased from the then existing

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    Applicable LIBO Rate Margin if each of the Interest Coverage Ratio and
    Leverage Ratio (as reflected in the most recently delivered Compliance Certificate) is contained within the ranges set forth in the same clause
    (a), (b), (c), (d) or (e) above; provided, further, that, in the event the U.S. Borrower fails to deliver a Compliance Certificate within 45 days after the end of any Fiscal Quarter as required pursuant to clause (c) of Section 7.1.1, the Applicable LIBO Rate Margin from and including the 46th day after the end of such Fiscal Quarter to but not including the date the U.S. Borrower delivers to the Administrative Agent a Compliance Certificate shall conclusively be equal to 1.875%.

    (d) The definition of "Borrowing Base Amount" is hereby amended in its entirety to read as follows:

         "Borrowing Base Amount" means, at any time on or after the Fourth Amendment Effective Date, the sum (without duplication) of

              (a) the Net Asset Value of all Eligible Accounts of the U.S. Borrower at such time as certified by the U.S. Borrower to the Lenders in the most recently delivered Borrowing Base Certificate, plus

              (b) the Net Asset Value of all Eligible Inventory of the U.S. Borrower at such time as certified by the U.S. Borrower to the Lenders in the most recently delivered Borrowing Base Certificate.

    (e) The definition of "Commitment Fee Rate" is hereby amended in its entirety to read as follows:

         "Commitment Fee Rate" means, on or at any time after the Fourth Amendment Effective Date, a per annum rate determined by reference to the Leverage Ratio and Interest Coverage Ratio, in each case as indicated in the Compliance Certificate most recently delivered pursuant to clause (c) of Section 7.1.1, equal to:

              (a) .25% if the Leverage Ratio is less than 3.0:1 and the Interest Coverage Ratio is greater than 4.0:1;

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

              (b) .30% if the Leverage Ratio is less than 3.5:1 and the Interest Coverage Ratio is greater than 3.5:1 and the foregoing clause (a) does not apply;

              (c) .325% if the Leverage Ratio is less than 3.75:1 and the Interest Coverage Ratio is greater than 3:25:1 and the foregoing clauses (a) and (b) do not apply;

              (d) .375% if the Leverage Ratio is less than 4.0:1 and the Interest Coverage Ratio is greater than 3.0:1 and the foregoing clauses (a), (b) and (c) do not apply;

              (e) .375% if the Leverage Ratio is less than 4.25:1 and the Interest Coverage Ratio is greater than 2.75:1 and the foregoing clauses (a), (b), (c) and (d) do not apply; and

              (f) .50% if the Leverage Ratio is greater than or equal to 4.25:1 or the Interest Coverage Ratio is less than or equal to 2.75:1;

    provided, that, the Commitment Fee Rate shall only be decreased from the then existing Commitment Fee Rate if each of the Interest Coverage Ratio and Leverage Ratio (as reflected in the most recently delivered Compliance Certificate) is contained within the ranges set forth in the same clause (a), (b), (c), (d) or (e) above; provided, further, that, in the event the U.S. Borrower fails to deliver a Compliance Certificate within 45 days after the end of any Fiscal Quarter as required pursuant to clause (c) of Section 7.1.1, the Commitment Fee Rate from and including the 46th day after the end of such Fiscal Quarter to but not including the date the U.S. Borrower delivers to the Administrative Agent a Compliance Certificate shall conclusively be equal to .50%.

    (f) The definition of "Disqualified Account" is hereby amended in its entirety to read as follows:

         "Disqualified Account" of any Person means an Account which, when scheduled to the Administrative Agent or at any time thereafter, is of any of the following types:

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              (a)  such Account (i) is unpaid more than seventy-five (75)
         days after the due date stated on the original invoice or (ii) has a stated due date more than thirty (30) days after the date of such original invoice and is unpaid more than one hundred and thirty-five
         (135) days after the date of such original invoice;

              (b) such Account arises out of a sale not made in the ordinary course of such Person's business, or a sale to a Person which is an Affiliate of the U.S. Borrower, or controlled by an Affiliate or employee of the U.S. Borrower;

              (c) such Account fails to meet or violates any warranty, representation or covenant contained in this Agreement or any of the other Loan Documents relating to the Accounts of such Person;

              (d)  such Account is owing from an account debtor

                   (i) which has filed a petition for bankruptcy or any other petition for relief under the Bankruptcy Code or any similar statute (unless the account debtor is a debtor-in-possession in a Chapter 11 case and has available debtor-in-possession financing from sources and under terms reasonably acceptable to the Administrative Agent and the Account is entitled to priority under Section 507 of the Bankruptcy Code as an administrative expense allowed under
              Section 503(b) of the Bankruptcy Code), or made an assignment for the benefit of creditors,

                   (ii) against which any petition or other application for relief under the Bankruptcy Code or any similar statute has been filed or

                   (iii) which has failed, suspended its business operations, become insolvent, suffered a receiver or a trustee to be appointed for any of its assets or affairs, or is generally failing to pay its debts as they become due;

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

              (e) such Account arises from a sale to an account debtor outside the United States or Canada, unless the account debtor's obligations (or that portion of such obligations which is acceptable to the Administrative Agent) with respect to such sale are secured by a letter of credit, guaranty or eligible bankers' acceptance having terms, and from such issuers and confirmation banks, as are acceptable to the Administrative Agent;

              (f) such Account is owing from an account debtor if fifty percent (50%) or more of all Accounts owing from such account debtor are past due pursuant to the criteria set forth in clause (a) of this definition;

              (g) such Account is one in which the Administrative Agent does not have a senior, perfected security interest in, or such Account is subject to a Lien which is not permitted under Section 7.2.3; or

              (h) such Account arises from a sale made to an account debtor on cash terms.

    (g) The definition of "Letter of Credit Commitment Amount" is hereby amended in its entirety to read as follows:

         "Letter of Credit Commitment Amount" means, on any date on or after the Fourth Amendment Effective Date, a maximum Dollar Equivalent of $75,000,000, as such amount may be permanently reduced from time to time pursuant to Section 2.2.

    (h) The definition of "Net Asset Value" is hereby amended in its entirety to read as follows:

         "Net Asset Value" means, at any time of any determination thereof, for any time on or after the Fourth Amendment Effective Date,

              (a) an amount equal to 85% of the book value of all Eligible Accounts as reflected on the books of the U.S. Borrower and the applicable U.S. Subsidiaries, in accordance with GAAP, net of all credits, discounts and

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         allowances that have not already been deducted pursuant to the definition of "Disqualified Accounts"; and

              (b) an amount (without duplication) equal to (i) 60% of all Eligible Inventory consisting of finished goods and raw material and
         (ii) 20% of all Eligible Inventory consisting of work-in-process, in each case based on the lesser of the market value and the cost of goods (determined on a first-in, first-out basis) and as reflected on the books of the U.S. Borrower and the applicable U.S. Subsidiaries, in each case as at such time, based on the lesser of the market value and the cost of goods in accordance with GAAP and net of related book reserves that have not already been deducted pursuant to the definition of "Disqualified Inventory".

    (i) The definition of "Revolving Loan Commitment Amount" is hereby amended in its entirety to read as follows:

         "Revolving Loan Commitment Amount" means, at any time on or after the Fourth Amendment Effective Date, $100,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.

    (j) Clause (b) of the definition of "Revolving Loan Commitment Termination Date" is hereby amended in its entirety to read as follows:

         (b) February 14, 2001, the fifth-year anniversary of the Third Amendment Effective Date;

    (k) The definition of "Stated Maturity Date" is hereby amended in its entirety to read as follows:

         "Stated Maturity Date" means February 14, 2001, the fifth-year anniversary of the Third Amendment Effective Date.

    (l) The definition of "Third Amendment Effective Date" is hereby amended in its entirety to read as follows:

         "Third Amendment Effective Date" means February 14, 1996.

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    SUBPART 2.2.  Amendments to Article VII.  Article VII of the Credit
Agreement is hereby amended in accordance with Subparts 2.2.1 through 2.2.8.

    SUBPART 2.2.1. Section 7.1.6 ("Future Subsidiaries") of the Credit Agreement is hereby amended by inserting immediately following the clause which reads "or a directly-owned Foreign Subsidiary of the U.S. Borrower or a U.S. Subsidiary of the U.S. Borrower" appearing in the first sentence of such Section a new clause which shall read as follows: "with total assets which, in the aggregate, equal or exceed $500,000 as of, initially, the time such Person becomes such a Foreign Subsidiary and, at any time thereafter, as of the end of any succeeding Fiscal Quarter".

    SUBPART 2.2.2. Clause (c) of Section 7.2.2 ("Indebtedness") of the Credit Agreement is hereby amended in its entirety to read as follows:

         (c)  Indebtedness

              (i)  existing as of the Effective Date which is identified in
         Item 7.2.2(c) ("Ongoing Indebtedness") of the Disclosure Schedule and any extensions, renewals, refundings or replacements thereof; provided, that any such extension, renewal, refunding or replacement is in an aggregate principal amount not greater than the principal amount of, and is on terms no less favorable to the obligor thereof than the terms of, the Indebtedness so extended, renewed, refunded or replaced; and

              (ii) in respect of the Senior Notes in an aggregate principal amount not to exceed $125,000,000, and interest thereon;

    SUBPART 2.2.3. Clause (c) of Section 7.2.3 ("Liens") of the Credit Agreement is hereby amended in its entirety to read as follows:

         (c) Liens identified in Item 7.2.3(c) ("Ongoing Liens") of the Disclosure Schedule and granted prior to the Effective Date to secure the payment of Indebtedness of the type permitted and described in clause (c)(i) of Section 7.2.2;

    SUBPART 2.2.4. Clause (j) of Section 7.2.5 ("Investments") of the Credit Agreement is hereby amended in its entirety to read as follows:

         (j) Investments by the U.S. Borrower in (i) the U.K. Subsidiary and/or the Guernsey Subsidiary in an aggregate amount not to exceed $30,000,000 and (ii) until September 30, 1996, the Receivables Entity in an aggregate amount not to exceed $6,000,000;

    SUBPART 2.2.5. The last sentence of Section 7.2.5 ("Investments") of the Credit Agreement is hereby amended in its entirety to read as follows:

    Notwithstanding the foregoing, neither the U.S. Borrower nor any Subsidiary of the U.S. Borrower shall make any Investment in any Restricted Subsidiary so long as such Subsidiary is a Restricted Subsidiary; provided, that if a Subsidiary of the U.S. Borrower becomes a "Restricted Subsidiary" pursuant to clause (c) of the definition thereof, then Investments in such Restricted Subsidiary which were made or permitted under this Section 7.2.5 prior to such Subsidiary becoming a Restricted Subsidiary shall continue to be permitted under this Section and such Investments shall not constitute an Event of Default.

    SUBPART 2.2.6. Section 7.2.7 ("Capital Expenditures, etc.") of the Credit Agreement is hereby amended by deleting the amount "$19,000,000" set forth opposite the Fiscal Year "1997" appearing in the first sentence of such Section and inserting in lieu thereof the amount "$21,000,000".

    SUBPART 2.2.7. Section 7.2.11 ("Asset Dispositions, etc.") of the Credit Agreement is hereby amended by (i) inserting the word "or" at the end of clause (d) of such Section, (ii) deleting clause (f) in its entirety and (iii) deleting the semicolon (";") and the word "or" at the end of clause (e) of such Section and inserting a period (".") in lieu thereof.

    SUBPART 2.2.8. Section 7.2.12 ("Modification of Certain Agreements") of the Credit Agreement is hereby amended in its entirety to read as follows:

         SECTION 7.2.12. Modification of Certain Agreements. The U.S. Borrower will not, without the prior consent of the Agents, consent to any amendment, supplement or other modification of any of the terms or provisions contained in, or applicable to, the Stock Purchase Agreement, the Seller Note, the Tax Indemnification Agreement, the Senior Note Indenture, the Senior Notes or any document or instrument evidencing or applicable to any Subordinated Debt, other than any amendment, supplement or other modification which extends the date or reduces the amount of any required repayment or redemption.

    SUBPART 2.3. Amendment to Article VIII. Section 8.1.5 ("Default on other Indebtedness") of the Credit Agreement is hereby amended in its entirety to read as follows:

         SECTION 8.1.5. Default on Other Indebtedness. (a) An "Event of Default" (as defined in the Senior Note Indenture) shall have occurred and be continuing under the Senior Note Indenture or (b) a default shall occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness (other than Indebtedness described in Section 8.1.1) of the U.S. Borrower or any of its Subsidiaries or any other Obligor having a principal amount, individually or in the aggregate, in excess of $1,000,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

    SUBPART 2.4.  Amendment to the U.S. Borrower Security Agreement.  Clause
(c) of Section 2.1 of the U.S. Borrower Security Agreement is hereby amended in its entirety to read as follows:

         (c) all accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles of the Grantor, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of the Grantor now or hereafter existing in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles (any and all such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles being the "Receivables", and any and all such security agreements, guaranties, leases and other contracts being the "Related Contracts");

    SUBPART 2.5. Conforming Amendments to Exhibit F to Credit Agreement. Exhibit F (Form of Borrowing Base Certificate) to the Credit Agreement is hereby amended in its entirety to read as set forth in Annex III hereto.

    SUBPART 2.6. Covenant Compliance and Rates and Fees in respect of Loans and Letters of Credit outstanding or issued prior to the Fourth Amendment Effective Date. Notwithstanding anything in the foregoing to the contrary, any determination of applicable interest rates and fees in respect of Loans and Letters of Credit outstanding or issued under the Credit Agreement prior to the Fourth Amendment Effective Date, and any determination of compliance with the provisions of the Credit Agreement (including with the financial covenants set forth in Section 7.2.4 of the Credit Agreement) for any period prior to the Fourth Amendment Effective Date, shall be made pursuant to the terms of the Credit Agreement as in effect immediately prior to the Fourth Amendment Effective Date and the defined terms applicable to any such determination shall have the meanings provided in the Credit Agreement as in effect immediately prior to the Fourth Amendment Effective Date.


                                    PART III

                    CONDITIONS TO EFFECTIVENESS; EXPIRATION

    SUBPART 3.1. Fourth Amendment Effective Date. This Amendment, and the amendments and modifications contained herein, shall be and become effective on the date (the "Fourth Amendment Effective Date") when each of the conditions set forth in this Subpart 3.1 shall have been fulfilled to the satisfaction of the Administrative Agent and each of the Lenders; provided, that, such date shall occur prior to the termination date set forth in Subpart 3.2 (whereupon this Amendment shall be known and may be referred to as "Amendment No. 4").

    SUBPART 3.1.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of the U.S. Borrower, each Agent and each of the Lenders.

    SUBPART 3.1.2. Affirmation and Consent. (a) The Administrative Agent shall have received, with counterparts for each Lender, a duly executed copy of the Obligor Affirmation and Consent to this Amendment, substantially in the form of Annex I hereto and duly executed and delivered by each of the Obligors parties thereto.

    (b) The Administrative Agent shall have received, with counterparts for each Lender, a duly executed copy of the Shareholder Affirmation and Consent to this Amendment, substantially in the form of Annex II hereto and duly executed and delivered by each of the Initial Shareholders parties thereto.

    SUBPART 3.1.3. Resolutions, etc. The Administrative Agent shall have received from each of the U.S. Borrower and each other Obligor a certificate, dated the Fourth Amendment Effective Date, of its Secretary or Assistant Secretary as to

         (a) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Amendment and each other Loan Document to be executed by it; and

         (b) the incumbency and signatures of those of its officers authorized to act with respect to this Amendment, and each other Loan Document to be executed by it,

upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary or Assistant Secretary of such Obligor cancelling or amending such prior certificate.

    SUBPART 3.1.4. Termination of the Receivables Purchase Facility, Payment of all Obligations thereunder and Release of

Liens. The Administrative Agent shall have received evidence satisfactory to it that the Receivables Purchase Agreement and each of the other Receivables Purchase Facility Documents have been terminated by the parties thereto and are of no further force or effect, all commitments (if any) thereunder or in connection therewith have been terminated, all fees, costs, and amounts (whether in respect of principal, interest, fees or premium) payable under or in connection with the Receivables Purchase Facility Documents have been paid in full, and all Liens securing payment of any such fees, costs or amounts have been released and the Administrative Agent shall have received all Uniform Commercial Code Form UCC-3 termination statements or other instruments as may be suitable or appropriate in connection therewith. In furtherance of (but not in limitation of) the foregoing, the Administrative Agent shall have received (a) a statement as to the aggregate amount owing under the Receivables Purchase Facility Documents, (b) copies of documents satisfactory to the Administrative Agent, executed on behalf of the requisite parties reconveying the receivables sold under the Receivables Purchase Facility Documents to the Receivables Entity and releasing all right, title and interests in such receivables together with executed releases of all financing statements filed with respect thereto (the "Subject Documents"), (c) a letter from the Receivables Agent under the Receivables Purchase Facility Documents to the effect that upon payment of the outstanding balance under the Receivables Purchase Facility Documents, the Subject Documents will be released to the Administrative Agent and may be recorded, (d) executed documents of transfer satisfactory to the Administrative Agent conveying all receivables from the Receivables Entity to the U.S. Borrower free and clear of all Liens, together with executed releases of all financing statements filed by the Receivables Entity with respect to such receivables, and (e) evidence acceptable to the Administrative Agent that all commitments (if any) under the Receivables Purchase Facility Documents will be terminated upon payment of the outstanding balance under the Receivables Purchase Facility Documents.

    SUBPART 3.1.5. Material Adverse Change. Since June 30, 1995, there shall have been no material adverse change in the financial condition, operations, assets, business, properties or prospects of the U.S. Borrower or the U.S. Borrower and its Subsidiaries, taken as a whole.

    SUBPART 3.1.6. Amendments to Mortgages. The Administrative Agent shall have received counterparts of all amendments to Mortgages previously delivered pursuant to Section 5.1.14 of the Credit Agreement (as such Mortgages may have been amended or otherwise modified prior to the Fourth Amendment Effective
Date), dated as of (or a date reasonably near to) the Fourth Amendment Effective Date, duly executed by the appropriate Obligor, each such amendment (together in each case with an endorsement to the applicable title insurance policy) in form and substance satisfactory to the Administrative Agent, as the Administrative Agent may require.

    SUBPART 3.1.7. Opinions of Counsel. The Administrative Agent shall have received such opinions, each dated the Fourth Amendment Effective Date, in form and substance and from counsel satisfactory to, and as may be required by, the Administrative Agent and each of the Lenders.

    SUBPART 3.1.8. Closing Fees, Expenses, etc. The Administrative Agent shall have received for its own account, or for the account of each Agent and each Lender, as the case may be, all fees, costs and expenses due and payable as of the Fourth Amendment Effective Date (including pursuant to Sections 3.3 and 10.3 of the Credit Agreement).

    SUBPART 3.1.9.  Legal Details, etc.   All documents executed or submitted
pursuant hereto shall be satisfactory in form and substance to the Administrative Agent and its counsel. The Administrative Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies or such materials as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Administrative Agent and its counsel.

    SUBPART 3.2. Expiration. If the Fourth Amendment Effective Date shall not have occurred on or prior to September 2, 1996, the agreements of the parties hereto contained in this Amendment shall terminate effective immediately on such date and without any further action.

                                    PART IV

                        MISCELLANEOUS; REPRESENTATIONS;
                          GRANT OF ADDITIONAL SECURITY

    SUBPART 4.1. Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified or otherwise required by the context, to such Part or Subpart of this Amendment.

    SUBPART 4.2. Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the Fourth Amendment Effective Date, the Amended Credit Agreement).

    SUBPART 4.3. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Credit Agreement, any other Loan Document referred to therein or herein or of any transaction or further or future action on the part of the U.S. Borrower or any other Obligor which would require the consent of the Lenders under the Credit Agreement or any of the other Loan Documents.

    SUBPART 4.4. Payment of Fees and Expenses. The U.S. Borrower hereby agrees to pay and reimburse the Administrative Agent for all of its reasonable fees and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and related documents, including all reasonable fees and disbursements of counsel to the Administrative Agent.

    SUBPART 4.5. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

    SUBPART 4.6. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

    SUBPART 4.7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

    SUBPART 4.8. Compliance with Warranties, No Default, etc. Both before and after giving effect to the occurrence of the Fourth Amendment Effective Date and the amendments to the Credit Agreement set forth above, the U.S. Borrower represents and warrants to the Agents and the Lenders that the following statements are true and correct:

         (a) the representations and warranties set forth in Article VI (excluding, however, those contained in Section 6.7 and clause (c) of Section 6.11) of the Credit Agreement and in each other Loan Document (including the U.S. Borrower Security Agreement) are true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date);

         (b) except as disclosed by the U.S. Borrower to the Administrative Agent and the Lenders pursuant to Section 6.7 of the Credit Agreement and clause (c) of Section 6.11 of the Credit Agreement,

              (i) no labor controversy, litigation, arbitration or governmental investigation or proceeding shall be pending or, to the knowledge of the U.S. Borrower, threatened against the U.S. Borrower or any of its Subsidiaries which is reasonably likely to materially adversely affect the U.S. Borrower's consolidated business, operations, assets, revenues, properties or prospects or which purports to affect the legality, validity or enforceability of this Amendment, the Amended Credit Agreement or any other Loan Document; and

              (ii) no development has occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Section 6.7 of the Credit Agreement or clause (c) of Section 6.11 of the Credit Agreement which is reasonably likely to materially adversely affect the consolidated businesses, operations, assets, revenues, properties or prospects of the U.S. Borrower and its Subsidiaries; and

         (c)  no Default shall have then occurred and be continuing.

    SUBPART 4.9. Additional General Representations. In order to induce the Lenders and the Agents to enter into this Amendment, the U.S. Borrower hereby additionally represents and warrants as follows:

         (a) the execution and delivery of this Amendment and the performance by the U.S. Borrower, each of its Subsidiaries (including AAFH) and each other Obligor of each of their respective obligations hereunder, under each other Loan Document, under the Credit Agreement as amended hereby and, upon the occurrence of the Fourth Amendment Effective Date, under the Amended Credit Agreement are within such Person's corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not (i) contravene such Person's Organic Documents,
    (ii) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting such Person or (iii) result in, or require the creation or imposition of, any Lien on any of such Person's properties (other than pursuant to a Loan Document); and

         (b) this Amendment, each other Loan Document, the Credit Agreement as amended hereby and, upon the occurrence of the Fourth Amendment Effective Date, the Amended Credit Agreement are the legal, valid and binding obligations of the U.S. Borrower, each of its Subsidiaries (including AAFH) and each other Obligor enforceable in accordance with their respective terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by principles of equity).

    SUBPART 4.10. Grant of Additional Security. In order to induce the Agents and the Lenders to enter into this Amendment and thereby, among other things, increase the Revolving Loan Commitment Amount and the Letter of Credit Commitment Amount and provide for the inclusion of "Eligible Accounts" in the computation of the "Borrowing Base Amount", the U.S. Borrower hereby assigns and pledges to the Administrative Agent for its benefit and the ratable benefit of each of the Lenders and the Issuers, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of each of the Lenders and the Issuers, a security interest in all of the following, whether now or hereafter existing or acquired, and in addition to (and in no way in limitation of) any and all of the other "Collateral" under (and as such term is defined in) the U.S. Borrower Security Agreement, all accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles of the U.S. Borrower, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of the U.S. Borrower now or hereafter existing in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles.

    SUBPART 4.11. Extension of Liens. In addition to, and in no way in limitation of, the forgoing Subpart 4.10, the U.S. Borrower hereby extends all Liens currently securing the Obligations until the same have been fully paid, and all such Liens are hereby ratified and confirmed. The U.S. Borrower hereby acknowledges that none of the Liens or other rights securing the payment of the Obligations are released, diminished, or affected hereby, and the same are recognized to be valid and subsisting.

    SUBPART 4.12. Representations and Warranties as to Additional Security. In furtherance of the foregoing Subparts 4.10 and 4.11, the U.S. Borrower hereby represents and warrants to the Agents and the Lenders that the following statements are true:

         (a) the representations and warranties made by the U.S. Borrower as Grantor under the U.S. Borrower Security Agreement (including after giving effect to the amendment thereto pursuant to Subpart 2.4) are true and correct as of the date hereof;

         (b) the place(s) of business and chief executive office of the U.S. Borrower and the office(s) where the U.S. Borrower keeps its records concerning the Receivables are located at the address set forth below the name of the U.S. Borrower on the signature page hereof; and

         (c) the U.S. Borrower Security Agreement, together with the grant of the security interest pursuant to the foregoing Subpart 4.10 and the continuance of the UCC-1 Financing Statements filed in the jurisdictions set forth on Schedule I hereto (each of such financing statements is in appropriate form and has been duly filed in all appropriate filing offices), creates a valid and perfected first priority security interest in all "Collateral" under (and as such term is defined in) the U.S. Borrower Security Agreement (including after giving effect to the amendment thereto pursuant to Subpart 2.4) of the U.S. Borrower, securing the payment of the Obligations, and all filings and other actions necessary or reasonably desirable to perfect and protect such security interest have been duly taken.

    SUBPART 4.13. Adjusted Percentages. Each of the Lenders party hereto hereby acknowledges and agrees that upon the occurrence of the Fourth Amendment Effective Date, such Lender's Percentage for purposes of the Amended Credit Agreement shall be as set forth opposite its signature hereto, as such percentage may be amended from time to time hereafter, including pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 10.11 of the Amended Credit Agreement.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.

                                            AAF-McQUAY INC. (formerly known
                                              as
                                              SnyderGeneral Corporation)


                                            By /s/BARTON BAILEY
                                            Title: Vice President



                                            THE BANK OF NOVA SCOTIA, as
                                              Administrative Agent and
                                              as a Managing Agent


                                            By /s/AUTHORIZED SIGNATURE
                                            Title:  Unit Head



                                            BANK BUMIPUTRA MALAYSIA BERHAD,
                                                 NEW
                                            YORK BRANCH, as a Managing Agent


                                            By /s/AUTHORIZED SIGNATURE
                                            Title:


                                            LENDERS:

Revolving Loan Commitment:                  THE BANK OF NOVA SCOTIA
     30.58720932%

Term-A Loan Commitment:                     By /s/AUTHORIZED SIGNATURE
     16.20930230%                           Title:  Unit Head



Revolving Loan Commitment:                  BANK BUMIPUTRA MALAYSIA BERHAD,
                                            NEW

     15.66720930%                           YORK BRANCH

Term-A Loan Commitment:
     16.20930233%                           By /s/AUTHORIZED SIGNATURE
                                            Title:



Revolving Loan Commitment:                  BANK OF AMERICA NATIONAL TRUST AND
     21.18744186%                           SAVINGS ASSOCIATION

Term-A Loan Commitment:
     13.44186047%                           By /s/AUTHORIZED SIGNATURE
                                            Title:



Revolving Loan Commitment:                  CITICORP USA, INC.
      8.13953488%

Term-A Loan Commitment:                     By /s/AUTHORIZED SIGNATURE
      5.53488373%                           Title:



Revolving Loan Commitment:                  THE LONG-TERM CREDIT BANK OF JAPAN,
      8.13953488%                           LIMITED NEW YORK BRANCH

Term-A Loan Commitment:
      5.53488373%                           By /s/JAY SHANKAR
                                            Title:  Vice President



Revolving Loan Commitment:                  SOCIETE GENERALE, SOUTHWEST AGENCY
      8.13953488%

Term-A Loan Commitment:                     By /s/AUTHORIZED SIGNATURE
      5.53488373%                           Title:

Revolving Loan Commitment:                  COMERICA BANK
      8.13953488%

Term-A Loan Commitment:                     By /s/AUTHORIZED SIGNATURE
      5.53488373%                           Title

Revolving Loan Commitment:                  RESTRUCTURED OBLIGATIONS BACKED BY
      0.00000000%                           SENIOR ASSETS B.V.

Term-A Loan Commitment:                     By Chancellor Senior Secured
     12.00000000%                              Management, Inc., as
                                               Portfolio Advisor


                                            By /s/GREGORY L. SMITH
                                            Title: Vice President



Revolving Loan Commitment:                  CRESCENT/MACH I PARTNERS, L.P.
      0.00000000%
                                            By TCW Asset Management Company,
Term-A Loan Commitment:                     its Investment Manager
      9.33333333%

                                            By /s/AUTHORIZED SIGNATURE
                                            Title:



Revolving Loan Commitment:                  CERES FINANCE LTD.
      0.00000000%

Term-A Loan Commitment:                     By /s/AUTHORIZED SIGNATURE
      7.16000000%                           Title:  Director



Revolving Loan Commitment:                  STRATA FUNDING LTD.
      0.00000000%

Term-A Loan Commitment:                     By /s/AUTHORIZED SIGNATURE
      3.50666667%                           Title:  Director